   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 15, 1995


                                                             FILE NO. 2-71928
                                                             FILE NO. 811-03171
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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /


                        Post-Effective Amendment No. 19                      /X/


                                      and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/

                                Amendment No. 19                             /X/


                                 -------------

                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                               New York, New York        10017-5891
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       Registrant's Telephone number, including Area Code: (212) 907-1500

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                    Copy to:
                              Peter D. Lowenstein
                         Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830

        It is proposed that this filing will become effective (check appropriate box)

        / / immediately upon filing pursuant to paragraph (b)

        /X/ on January 2, 1996 pursuant to paragraph (b)


        / / 60 days after filing pursuant to paragraph (a)
        / / on (date) pursuant to paragraph (a) of Rule 485

                                 --------------


PURSUANT TO THE PROVISIONS OF RULE 24F-2(A)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES OF CAPITAL STOCK UNDER THE SECURITIES ACT OF 1933. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR THE YEAR ENDED AUGUST 31, 1995 ON OR ABOUT OCTOBER 3, 1995.


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                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                                                        LOCATION
---------------------------------------------------------------  -------------------------------------------------
PART A
    Item  1.  Cover Page.......................................  Cover Page
    Item  2.  Synopsis.........................................  Not Applicable
    Item  3.  Condensed Financial Information..................  Summary of Fund Expenses; Financial Highlights
    Item  4.  General Description of Registrant................  Cover Page; The Fund; Investment Objectives and
                                                                   Policies; Investment Restrictions; Additional
                                                                   Information
    Item  5.  Management of the Fund...........................  Management of the Fund; Additional Information
    Item  6.  Capital Stock and Other Securities...............  Dividends, Distributions and Taxes; Additional
                                                                   Information
    Item  7.  Purchase of Securities Being Offered.............  How to Purchase Shares; Calculation of Net Asset
                                                                   Value; Investor Services
    Item  8.  Redemption or Repurchase.........................  How to Redeem Shares
    Item  9.  Pending Legal Proceedings........................  Not Applicable

PART B
    Item 10.  Cover Page.......................................  Cover Page
    Item 11.  Table of Contents................................  Table of Contents
    Item 12.  General Information and History..................  Additional Information (Part A)
    Item 13.  Investment Objectives and Policies...............  Investment Objectives and Policies; Investment
                                                                   Restrictions
    Item 14.  Management of the Fund...........................  Directors and Officers
    Item 15.  Control   Persons   and   Principal   Holders  of
                Securities.....................................  Management of the Fund (Part A); Directors and
                                                                   Officers
    Item 16.  Investment Advisory and Other Services...........  Management of the Fund (Part A); The Adviser
    Item 17.  Brokerage Allocation.............................  Brokerage Arrangements
    Item 18.  Capital Stock and Other Securities...............  Additional Information (Part A)
    Item 19.  Purchase Redemption  and  Pricing  of  Securities
                Being Offered..................................  How to Purchase Shares; How to Redeem Shares
    Item 20.  Tax Status.......................................  Taxes
    Item 21.  Underwriters.....................................  Not Applicable
    Item 22.  Calculations of Performance Data.................  Performance Information (Part A); Performance
                                                                   Data
    Item 23.  Financial Statements.............................  Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

VALUE LINE
U.S. GOVERNMENT                       PROSPECTUS
SECURITIES FUND, INC.              January 2, 1996


220 East 42nd Street, New York, New York 10017-5891
1-800-223-0818 or 1-800-243-2729

              Value Line U.S. Government Securities Fund, Inc. (the "Fund") is a no-load investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives. The Fund's investment adviser is Value Line, Inc. (the "Adviser"). Shares of the Fund are offered at net asset value. There are no sales charges or redemption fees.

              To attain its primary objective, the Fund has a fundamental policy that under normal conditions at least 80% of the value of its net assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.


    This Prospectus sets forth concise information about the Fund that a prospective investor ought to know before investing. This Prospectus should be retained for future reference. Additional information about the Fund is contained in a Statement of Additional Information, dated January 2, 1996, which has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained at no charge by writing or telephoning the Fund at the address or telephone numbers listed above.


                                  DISTRIBUTOR
                          Value Line Securities, Inc.
                              220 East 42nd Street
                            New York, NY 10017-5891

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load on Purchases.....................................................    None
  Sales Load on Reinvested Dividends..........................................    None
  Deferred Sales Load.........................................................    None
  Redemption Fees.............................................................    None
  Exchange Fee................................................................    None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees.............................................................    0.50%
  12b-1 Fees..................................................................    None
  Other Expenses..............................................................    0.16%
  Total Fund Operating Expenses...............................................    0.66%



EXAMPLE                                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                     -----------  -----------  -----------  -----------

You  would pay  the following expenses  on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:.......   $       7    $      21    $      37    $      82



    The foregoing is based upon the expenses for the year ended August 31, 1995, and is designed to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Actual expenses in the future may be greater or less than these shown.


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR)


    The following information on selected per share data and ratios with respect to each of the five years in the period ended August 31, 1995, and the related financial statements have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto which also appear in the Fund's Annual Report to Shareholders available from the Fund without charge.

                                                                YEAR ENDED AUGUST 31,
                          --------------------------------------------------------------------------------------------------
                            1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
  beginning of year......   $11.20    $13.44    $13.06    $12.39    $11.82    $11.94    $11.85    $11.91    $12.95    $12.61
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Income (loss) from
   investment operations:
    Net investment
     income..............      .74       .82       .93       .88       .93      1.08      1.19      1.18      1.19      1.30
    Net gains or losses
     on securities (both
     realized and
     unrealized).........      .04     (1.80)      .44       .68       .64      (.16)     (.01)     (.16)     (.77)      .51
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total income (loss)
       from investment
       operations........      .78      (.98)     1.37      1.56      1.57       .92      1.18      1.02       .42      1.81
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Less distributions:
    Dividends from net
     investment income...     (.70)     (.93)     (.89)     (.89)    (1.00)    (1.04)    (1.09)    (1.08)    (1.23)    (1.32)
    Distributions from
     capital gains.......       --      (.33)     (.10)       --        --        --        --        --      (.23)     (.15)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total
       distributions.....     (.70)    (1.26)     (.99)     (.89)    (1.00)    (1.04)    (1.09)    (1.08)    (1.46)    (1.47)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
  year...................   $11.28    $11.20    $13.44    $13.06    $12.39    $11.82    $11.94    $11.85    $11.91    $12.95
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total return.............     7.37%    (7.87)%    11.07%    13.11%    13.96%     8.09%    10.58%     9.05%     3.36%    15.07%
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratios/Supplemental Data:
Net assets, end of year
  (in thousands)......... $256,004  $339,478  $456,711  $424,330  $336,523  $257,840  $251,553  $246,526  $217,768  $112,437
Ratio of expenses to
  average net assets.....      .66%      .63%     .61%      .64%      .64%      .67%      .66%      .67%      .72%      .76%
Ratio of investment
  income--net to average
  net assets.............     6.58%     6.58%    7.29%     7.47%     8.54%     9.25%    10.05%    10.09%     9.49%    10.10%
Portfolio turnover
  rate...................      193%      100%     169%      130%       79%       59%       34%       54%       48%       73%


INVESTMENT OBJECTIVES AND POLICIES
    The primary investment objective of the Fund is to obtain maximum income without undue risk of principal. Capital preservation and possible capital appreciation are secondary objectives. The Fund's investment objectives cannot be changed without shareholder approval. There can be no assurance that such objectives will be achieved as there are risks in all investments.

    To attain its primary investment objective, the Fund has a fundamental policy that under normal conditions at least 80% of the value of its net assets will be invested in issues of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"). This policy cannot be changed without shareholder approval. The balance of the Fund's net assets may be invested in repurchase agreements, commercial paper, convertible debentures, short-term money market instruments, preferred stocks, common stocks, and bonds at such times and in such amounts as in the opinion of Value Line, Inc. (the "Adviser") seem appropriate to achieve the Fund's investment objective. While emphasis is on income, careful consideration is given to security of principal, marketability and diversification.

    U.S. Government Securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) or securities issued or guaranteed by U.S. government agencies or instrumentalities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Agencies and instrumentalities which issue or guarantee securities include: the Federal Farm Credit System and the Federal Home Loan Banks, the Tennessee Valley Authority, the Federal

National Mortgage Association, the Federal Home Loan Mortgage Corporation, the United States Postal Service, the Government National Mortgage Association, Farmers Home Administration, and the Export-Import Bank.

    Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions.

    The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 15% of its total assets. The Board of Directors monitors the creditworthiness of parties dealing with the Fund in repurchase agreements and loans of portfolio securities.

    MORTGAGE-BACKED SECURITIES. The Fund may invest in securities issued by certain private, nongovernment entities, such as financial institutions, if the securities are "fully collateralized" at the time of issuance by securities or certificates issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

    CMOs are debt securities issued by U.S. Government agencies or by financial institutions, such as trusts and special purpose corporations, and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

    The Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest ("IO") from the mortgage assets, while the other class will receive all of the principal ("PO"). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    STRUCTURED SECURITIES. The Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

    CUSTODIAL RECEIPTS. The Fund may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

    INVERSE FLOATING RATE SECURITIES. The Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.


    SPECIAL CONSIDERATIONS AND ADDITIONAL RISK FACTORS. One of the principal risks regarding mortgaged-backed securities ("MBS") is the risk of prepayments. Prepayment rates may vary significantly over relatively short periods of time. Payments of principal of and interest on MBSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. Such prepayments may usually be made without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous other economic, geographic, social and other factors. Changes in the rate of prepayments will generally affect the yield to maturity of the security. During periods of rising interest rates, reduced prepayment rates may extend the average life of mortgage-backed securities and increase the Fund's exposure to rising interest rates. Moreover, when the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the MBS originally held. Another consideration is that to the extent that MBSs are purchased at a premium, mortgage foreclosures and principal prepayments may result in loss to the extent of the premium paid. On the other hand, where such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to stockholders, will be taxable as ordinary income. The Adviser will consider remaining maturities or estimated average lives of MBSs in selecting them for the Fund.

    Fixed income securities are subject to price volatility due to such factors as interest rate sensitivity and general market liquidity. When interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The interest rates payable on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates of interest.

    LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund. The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or United States Treasury Bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

    WHEN-ISSUED TRANSACTIONS. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash and high quality marketable securities equal in value to commitments for when-issued securities in a segregated account.


RISK FACTORS



    Investors should be aware of the following:



    - There are risks in all investments, including investments in U.S. Government Securities, and in all mutual funds. The Fund's net asset value will fluctuate to reflect the investment performance of the securities held by the Fund.



    - The value a shareholder receives upon redemption may be greater or lesser than the value of such shares when acquired.



    - The use of investment techniques such as investing in repurchase agreements, lending portfolio securities and purchasing securities on a when-issued basis involve greater risk than does an investment in a fund that does not engage in these activities.


INVESTMENT RESTRICTIONS

    The Fund has adopted a number of investment restrictions which may not be changed without shareholder approval. These are set forth in the Statement of Additional Information and provide, among other things, that the Fund may not

    (a) borrow in excess of 10% of the value of its assets and then only as a temporary measure;

    (b) purchase securities (other than U.S. Government Securities) if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the outstanding voting securities of any one company; or

    (c) invest 25% or more of the value of the Fund's assets in one particular industry.

MANAGEMENT OF THE FUND

    The management and affairs of the Fund are supervised by the Fund's Board of Directors, the members of which were elected by the shareholders. The Fund's officers conduct and supervise the daily business operations of the Fund. The Fund's investment decisions are made by an investment committee of employees of the Adviser. The Fund's Annual Report contains a discussion on the Fund's performance which will be made available upon request and without charge.

    THE ADVISER. Value Line, Inc. (the "Adviser") serves as the Fund's investment adviser. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). The Adviser was formed as part of a reorganization of AB&Co., a sole proprietorship formed in 1931 which became a New York corporation in 1946. AB&Co. currently owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman and President of the Fund and Chairman, President and Chief Executive Officer of the Adviser, owns a majority of the voting stock of AB&Co. All of the non-voting stock is owned by or for the benefit of members of the Bernhard family and certain employees and former employees of the Adviser and AB&Co. The Adviser currently acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional accounts with combined assets in excess of $4 billion. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. The Adviser manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Board of Directors. The Adviser is paid a monthly advisory fee at an annual rate of 1/2 of 1% of the Fund's average daily net assets during the year. For more information about the Fund's management fees and expenses, see the "Summary of Fund Expenses" on page 2.

    BROKERAGE. The Fund may pay a portion of its total brokerage commissions to Value Line Securities, Inc. which clears transactions for the Fund through an unaffiliated broker-dealer.

CALCULATION OF NET ASSET VALUE

    The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading of the first session of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. The Fund values mortgage-backed securities other than GNMAs (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytical data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. The values for GNMAs are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices provided by market makers for such securities or, when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the day of valuation. If there is no such reported sale, the midpoint between the latest available and representative asked and bid prices will be used. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market.
Short-term  instruments  with  maturities  greater  than  60  days,  at  date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and, commencing 60 days prior to maturity, such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine.

HOW TO PURCHASE SHARES


    PURCHASE BY CHECK. To purchase shares, send a check made payable to "NFDS-Agent" and a completed and signed application form to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. For assistance in completing the application and for information on pre-authorized telephone purchases, call Value Line Securities at

1-800-223-0818 during New York business hours. Upon receipt of the completed and signed purchase application and a check, National Financial Data Services, Inc. ("NFDS"), the Fund's shareholder servicing agent, will purchase full and fractional shares (to three decimal places) at the net asset value next computed after the funds are received and will confirm the investment to the investor. Subsequent investments may be made by attaching a check to the confirmation's "next payment" stub, by telephone or by federal funds wire. Investors may also arrange to acquire shares through broker-dealers other than through Value Line Securities. Such broker-dealers may charge investors a reasonable service fee. Neither Value Line Securities nor the Fund receives any part of such fees when charged (and which can be avoided by investing directly). If an order to purchase shares is cancelled due to nonpayment or because the purchaser's check does not clear, the purchaser will be responsible for any loss incurred by the Fund or Value Line Securities by reason of such cancellation. If the purchaser is a shareholder, Value Line Securities reserves the right to redeem sufficient shares from the shareholder's account to protect the Fund against loss. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund may refuse any order for the purchase of shares.


    WIRE PURCHASE--$1,000 MINIMUM. An investor should call 1-800-243-2729 to obtain an account number. After receiving an account number, instruct your commercial bank to wire transfer "Federal Funds" via the Federal Reserve System as follows:

       State Street Bank and Trust Company, Boston, MA
       ABA #011000028
       Attn: DDA #99049868
       Value Line U.S. Government Securities Fund, Inc.
       A/C # ________________________
       Shareholder's name and account information
       Tax ID # ________________________

NOTE:   A  COMPLETED AND  SIGNED  APPLICATION  MUST BE  MAILED  IMMEDIATELY  AND
RECEIVED BY NFDS BEFORE IT CAN HONOR ANY WITHDRAWAL OR EXCHANGE TRANSACTIONS.

    After your account has been opened, you may wire additional investments in the same manner.


    For an initial investment made by federal funds wire purchase, the wire must include a valid social security number or tax identification number. Investors purchasing shares in this manner will then have 30 days after purchase to provide the certification and account application. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn on only U.S. banks. Until receipt of the above, any distributions from the account will be subject to 31% withholding.



    SUBSEQUENT TELEPHONE PURCHASES--$250 MINIMUM. Upon completion of the telephone purchase authorization section of the account application, shareholders who own Fund shares with a current value of $500 or more may also purchase additional shares in amounts of $250 or more up to twice the value of their shares by calling 1-800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. Such orders will be priced at the closing net asset value on the day received and payment will be due within three business days. If payment is not received within the required time or a purchaser's check does not clear, the order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund or Value Line Securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to distribute net investment income quarterly and any net realized capital gains at least annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders, it is not expected that the Fund will be required to pay any Federal income taxes. However, shareholders of the Fund normally will pay Federal income taxes, and any state or local taxes, on the dividends and capital gains distributions they receive from the Fund (whether or not reinvested in additional Fund shares). Shareholders will be informed annually of the amount and nature of the Fund's income and distributions.

PERFORMANCE INFORMATION

    The Fund may from time to time include information regarding its total return performance or yield in advertisements or in information furnished to existing or prospective shareholders. When information regarding total return is furnished, it will be based upon changes in the Fund's net asset value and will assume the reinvestment of all capital gains distributions and income dividends. It will take into account nonrecurring charges, if any, which the Fund may incur but will not take into account income taxes due on Fund distributions.

    The table below illustrates the total return performance of the Fund for the periods indicated by showing the value of a hypothetical $1,000 investment made at the beginning of each period. The information contained in the table has been computed by applying the Fund's average annual compounded rate of return to the hypothetical $1,000 investment. The table assumes reinvestment of all capital gains distributions and income dividends, but does not take into account income taxes due on Fund distributions or dividends.


                                                                                         AVERAGE
                                                                                          ANNUAL
                                                                                        COMPOUNDED
                                                                                      RATE OF RETURN
                                                                                      --------------
For the year ended August 31, 1995.......................................  $   1,074        7.37%
For the five years ended August 31, 1995.................................  $   1,416        7.21%
For the ten years ended August 31, 1995..................................  $   2,196        8.18%


    When information regarding "yield" is furnished it will refer to the net investment income per share generated by an investment in the Fund over a thirty-day period. This income will then be annualized by assuming that the amount of income generated by the investment during that thirty-day period is generated each 30 days over one year and assuming that the income is reinvested every six months.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and other industry or financial publications. The Fund may compare its performance to that of other mutual funds with similar investment objectives, other financial instruments such as certificates of deposit, and to stock or other relevant indices. From time to time, articles about the Fund regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance, Money Magazine, Financial World, Morningstar, Personal Investors, Forbes, Fortune, Business Week, Wall Street Journal, Investor's Business Daily, Donoghue, The Financial Times, The Economist, Worth, Smart Money, Mutual Fund

Forecaster, U.S. News and World Report and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

HOW TO REDEEM SHARES

    Shares of the Fund may be redeemed at any time at their current net asset value next determined after a request in proper form is received by NFDS. A shareholder holding certificates for shares must surrender the certificates properly endorsed with signature guaranteed. A signature guarantee may be executed by any "eligible" guarantor. Eligible guarantors include domestic banks, savings associations, credit unions, member firms of a national securities exchange, and participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. A guaranty from a Notary Public is not an acceptable source. The signature on any request for redemption of shares not represented by certificates, or on any stock power in lieu thereof, must be similarly guaranteed. In each case the signature or signatures must correspond to the names in which the account is registered. Additional documentation may be required when shares are registered in the name of a corporation, agent or fiduciary. For further information, you should contact NFDS.

    The Fund does not make a redemption charge but shares redeemed through brokers or dealers may be subject to a service charge by such firms. A check in payment of redemption proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed under unusual circumstances such as when normal trading is not taking place on the New York Stock Exchange. In addition, shares purchased by check may not be redeemed for up to 15 days following the purchase date.

    If the Board of Directors determines that it is in the best interests of the Fund, it has the right to redeem, upon prior written notice, at net asset value all shareholder accounts which due to redemptions fall below $500 in net asset value. In such event, an investor will have 30 days to increase the shares in his account to the minimum level.

    BY TELEPHONE OR WIRE. You may redeem shares by telephone or wire instructions to NFDS by so indicating on the initial application. Payment will normally be transmitted by wire on the business day following receipt of your instructions to the bank account at a member bank of the Federal Reserve System you have designated on your initial purchase application. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions received by telephone. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Any loss will be borne by the investor. Heavy wire traffic, however, may delay its arrival until after public hours at your bank. Telephone or wire redemptions must be in amounts of $1,000 or more and your instructions must include your name and account number. The number to call before the close of business on the New York Stock Exchange is 1-800-243-2729.

    BY CHECK. You may elect this method of redemption by indicating so on the initial application and you will be provided a supply of checks by NFDS. These checks may be made payable to the order of any person in any amount of $500 or more. When your check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be returned unpaid if there are insufficient shares to meet the withdrawal amount. Potential fluctuations in the net asset value of the Fund's shares should be considered in determining the amount of the check.

    This method of redemption requires that your shares must remain in an open account and that no share certificates are issued and outstanding. You cannot close your account through the issuance of a check because the exact balance at the time your check clears will not be known when you write the check. Checks are free, but NFDS will impose a $5 fee for stopping payment of a check upon your request or if NFDS cannot honor the check due to insufficient funds or other valid reasons.

    If you use this privilege you will be required to sign a signature card which will subject you to State Street Bank and Trust Company's rules and regulations governing checking accounts. The authorization form which you must sign also contains a provision relieving the bank, NFDS, the Fund, Value Line Securities and the Adviser from liability for loss, if any, which you may sustain arising out of a non-genuine instruction pursuant to this redemption feature. Any additional documentation required to assure a genuine redemption must be maintained on file with NFDS in such a current status as NFDS may deem necessary. A new form properly signed and with the signature guaranteed as described above must be received and accepted by NFDS before authorized redemption instructions already on file with NFDS can be changed.

    An additional supply of checks will be furnished upon request. There presently is no charge to the shareholder for these checks or their clearance. However, the Fund and NFDS reserve the right to make reasonable charges and to terminate or modify any or all of the services in connection with this privilege at any time without prior notice.

    IMPORTANT: Shares purchased by check may not be redeemed until the Fund is reasonably assured of the final collection of such check, currently determined to be up to 15 days.

INVESTOR SERVICES


    VALU-MATIC-REGISTERED TRADEMARK-. The Fund offers a free, pre-authorized check service to its shareholders through which monthly investments of $25 or more are automatically made into the shareholder's Fund account. Further information regarding this service can be obtained from Value Line Securities by calling 1-800-223-0818.



    EXCHANGE OF SHARES. Shares of the Fund may be exchanged for shares of the other Value Line funds on the basis of the respective net asset values next computed after receipt of the exchange order. No telephone exchanges can be made for less than $1,000. In the event shares of the Fund are being exchanged for shares of The Value Line Cash Fund, Inc. or The Value Line Tax Exempt Fund--Money Market Portfolio and the shares (including shares in accounts under the control of one investment adviser) have a value in excess of $500,000, then, at the discretion of the Adviser, the shares to be purchased will be purchased at the closing price on the third business day following the redemption of the shares being exchanged to allow the Fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption.


    The exchange privilege may be exercised only if the shares to be acquired may be sold in the investor's State. Prospectuses for the other Value Line funds may be obtained from Value Line Securities by calling 1-800-223-0818. Each such exchange involves a redemption and a purchase for tax purposes. Broker-dealers are not prohibited from charging a commission for handling the exchange of Fund shares. To avoid paying such a commission, send the request with signature guaranteed to NFDS. The Fund reserves the right to terminate the exchange privilege of any account making more than eight exchanges a year. (An exchange out of The Value Line Cash Fund, Inc. or The Value Line Tax Exempt Fund--Money Market Portfolio is not counted for this purpose.) The exchange privilege may be modified or terminated upon sixty days' notice to shareholders, and any of the Value Line funds may discontinue offering its shares generally or in any particular state without prior notice. To make an exchange, call 1-800-243-2729. Although it has not been a problem in the past, shareholders should be aware that a telephone exchange may be difficult during periods of major economic or market changes.



    SYSTEMATIC CASH WITHDRAWAL PLAN. A shareholder who has invested a minimum of $5,000 in the Fund, or whose shares have attained that value, may request a transfer of his shares to a Value Line Systematic Cash Withdrawal Account which NFDS will maintain in his name on the Fund's books. Under the Systematic Cash Withdrawal Plan (the "Plan") the shareholder will request that NFDS, acting as his agent, redeem monthly or quarterly a sufficient number of shares to provide for payment to him, or someone he designates, of any specified dollar amount (minimum $25). All certificated shares must be placed on deposit under the Plan and dividends and capital gains distributions, if any, are automatically reinvested at net asset value. The Plan will automatically terminate when all shares in the account have been redeemed. The shareholder may at any time terminate the Plan, change the amount of the regular payment, or request liquidation of the balance of his account on written notice to NFDS. The Fund may terminate the Plan at any time on written notice to the shareholder.


    TAX-SHELTERED  RETIREMENT PLANS.   Shares of  the Fund may  be purchased for
various types of retirement plans. For more complete information, contact Value Line Securities, Inc. at 1-800-223-0818 during New York business hours.

ADDITIONAL INFORMATION

    The Fund is an open-end, diversified management investment company incorporated in Maryland in 1981 as The Value Line Bond Fund, Inc. In 1986, the Fund's name was changed to Value Line U.S. Government Securities Fund, Inc. The Fund has 100,000,000 authorized shares of common stock, $1 par value. Each share has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors, and, if the Fund were liquidated, would receive the net assets of the Fund.


    INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the cover page of this Prospectus. Inquiries from shareholders regarding their accounts and account balances should be directed to National Financial Data Services, Inc., servicing agent for State Street Bank and Trust Company, the Fund's transfer agent, at 1-800-243-2729. Shareholders should note that they may be required to pay a fee for special requests such as historical transcripts for an account. Our Info-Line provides the latest account information 24 hours a day, every day, and is available to shareholders with push-button phones. The Info-Line toll free number is 1-800-243-2739.


    WITHHOLDING. Mutual funds are required to withhold 31% of dividends, distributions of capital gains and redemption proceeds in accounts without a valid social security or tax identification number. You must provide this information when you complete the Fund's application and certify that you are not currently subject to backup withholding. The Fund reserves the right to close by redemption accounts for which the holder fails to provide a valid social security or tax identification number.

    SHAREHOLDER MEETINGS. The Fund does not intend to hold routine annual meetings of shareholders. However, special meetings of shareholders will be held as required by law, for purposes such as changing fundamental policies or approving an advisory agreement.

                         THE VALUE LINE FAMILY OF FUNDS
------------------------------------

1950--THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.


1952--THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.


1956--THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.


1983--VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.


1984--THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.


1986--VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.



1987--VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.



1987--VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.



1992--VALUE LINE INTERMEDIATE BOND FUND seeks high current income consistent with low volatility of principal by investing in a diversified portfolio of investment-debt securities with a dollar-weighted average portfolio maturity of between three and ten years.


1993--VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.


1995--VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


------------------------

*ONLY AVAILABLE  THROUGH  THE PURCHASE  OF  GUARDIAN INVESTOR,  A  TAX  DEFERRED
 VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.


FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

INVESTMENT ADVISER
Value Line, Inc.
220 East 42nd Street
New York, NY 10017-5891

DISTRIBUTOR
Value Line Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

SHAREHOLDER SERVICING AGENT
State Street Bank
and Trust Company
c/o NFDS
P.O. Box 419729
Kansas City, MO 64141-6729

CUSTODIAN AND TRANSFER AGENT
State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Peter D. Lowenstein, Esq.
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830
                            ------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                    -----
Summary of Fund Expenses.......................           2
Financial Highlights...........................           2
Investment Objectives and Policies.............           3
Investment Restrictions........................           7
Management of the Fund.........................           7
Calculation of Net Asset Value.................           8
How to Purchase Shares.........................           8
Dividends, Distributions and Taxes.............          10
Performance Information........................          10
How to Redeem Shares...........................          11
Investor Services..............................          12
Additional Information.........................          13


-------------------------------------------
                                   PROSPECTUS
-------------------


                                JANUARY 2, 1996


                                   VALUE LINE
                                U.S. GOVERNMENT
                                   SECURITIES
                                   FUND, INC.

                                 (800) 223-0818

                                     [LOGO]

                           VALUE LINE U.S. GOVERNMENT
                             SECURITIES FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 2, 1996

-------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line U.S. Government Securities Fund, Inc. dated January 2, 1996, a copy of which may be obtained without charge by writing or telephoning the Fund.


                                 --------------

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                      ---------
Investment Objectives and Policies..................................................       B-1
Investment Restrictions.............................................................       B-9
Directors and Officers..............................................................       B-10
The Adviser.........................................................................       B-12
Brokerage Arrangements..............................................................       B-13
How to Purchase Shares..............................................................       B-14
How to Redeem Shares................................................................       B-14
Taxes...............................................................................       B-15
Performance Data....................................................................       B-16
Additional Information..............................................................       B-18
Financial Statements................................................................       B-18


                                 --------------

    The Fund's investment adviser is Value Line, Inc. (the "Adviser").

                       INVESTMENT OBJECTIVES AND POLICIES
    (SEE ALSO "INVESTMENT OBJECTIVES AND POLICIES" IN THE FUND'S PROSPECTUS)

    Value Line U.S. Government Securities Fund, Inc. (the "Fund") is a no-load, diversified, open-end management investment company. Its primary investment objective is to obtain maximum income without undue risk of principal. Capital preservation and possible capital appreciation are secondary objectives. To attain its primary objective, the Fund has a fundamental policy that under normal conditions at least 80% of the value of its net assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

    The Fund will not concentrate its investments in any particular industry but reserves the right to invest up to 25% of its total assets (taken at market value) in any one industry. The Fund does not invest for the purposes of management or control of companies whose securities the Fund owns. It is the policy of the Fund to purchase and hold securities which are believed to have potential for long-term capital appreciation. The Fund does not attempt to realize short-term trading profits.


    The Fund has a fundamental policy that permits it, on occasion, to purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its total assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's secondary objective of capital appreciation without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale. The Fund has no present intention to purchase such securities.


MORTGAGE-BACKED SECURITIES

    GENERAL CHARACTERISTICS. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the
"Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

    The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the Investment Adviser will seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates") and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

    The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, like the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

    GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

    FANNIE MAE  CERTIFICATES.   Fannie Mae  is a  stockholder-owned  corporation
chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

    Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

    FREDDIE MAC CERTIFICATES. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

    Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

    The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

    MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

    DESCRIPTION OF CERTIFICATES. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

    Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, PRO RATA or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

    Generally, each registered holder of a certificate will be entitled to receive its PRO RATA share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed PRO RATA to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

    RATINGS. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not apply to secondary market price volatility and does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

    CREDIT ENHANCEMENT. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

    SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

    In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

    The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated PRO RATA among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

    ALTERNATIVE CREDIT ENHANCEMENT. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

    VOLUNTARY ADVANCES. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

    OPTIONAL TERMINATION. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

    MULTIPLE  CLASS  MORTGAGE-BACKED  SECURITIES  AND  COLLATERALIZED   MORTGAGE
OBLIGATIONS. The Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

    Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

    Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

    A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

    STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and may be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

VARIABLE AND FLOATING RATE SECURITIES

    The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

BANK OBLIGATIONS

    The Fund may invest in U.S. dollar denominated obligations issued or guaranteed by U.S. banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

    Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

ZERO COUPON BONDS

    The Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations (see "Taxation").

                            INVESTMENT RESTRICTIONS

    The Fund may not:

       (1) Engage in arbitrage transactions or in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only occur for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

       (2)  Write, purchase or sell puts, calls or combinations thereof.

       (3) Borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

       (4) Engage in the underwriting of securities, except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

       (5) Invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

       (6)  Invest in commodities or commodity contracts.

       (7) Lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments including restricted securities do not exceed 15% of the Fund's assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund.

       (8) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (9)  Purchase securities of other investment companies.

       (10) Invest 25% or more of its assets in securities of issuers in any one industry. For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

       (11) Invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. The restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (12) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the
    Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

       (13) Issue senior securities except evidences of indebtedness permitted by restriction No. 3 above.

       (14) Purchase securities for the purpose of exercising control over another company.

       (15) Purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities.

       (16) Purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

                             DIRECTORS AND OFFICERS


NAME, ADDRESS AND AGE               POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------
*Jean Bernhard Buttner              Chairman of the Board  Chairman,  President   and  Chief   Executive
 Age 61                             of Directors,          Officer  of the  Adviser and  Value Line Pub-
                                    President              lishing, Inc.  Chairman  of  the  Value  Line
                                                           Funds and Value Line Securities, Inc.
 John W. Chandler                   Director               Consultant,   Academic   Search  Consultation
 2801 New Mexico Ave., N.W.                                Service,   Inc.   since   1992;   Consultant,
 Washington, DC 20007                                      Korn/Ferry  International, 1990-1992. Trustee
 Age 72                                                    Emeritus and  Chairman  (1993-1994)  of  Duke
                                                           University;   President   Emeritus,  Williams
                                                           College.

                                  DIRECTORS AND OFFICERS--(CONTINUED)
NAME, ADDRESS AND AGE               POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------
*Leo R. Futia                       Director               Retired Chairman and Chief Executive  Officer
 201 Park Avenue South                                     of  The  Guardian Life  Insurance  Company of
 New York, NY 10003                                        America and  Director  since  1970.  Director
 Age 76                                                    (Trustee) of The Guardian Insurance & Annuity
                                                           Company,  Inc.,  Guardian  Investor  Services
                                                           Corporation and the Guardian-sponsored mutual
                                                           funds.
 Charles E. Reed                    Director               Retired. Formerly, Senior  Vice President  of
 3200 Park Avenue                                          General  Electric  Co.; Director  Emeritus of
 Bridgeport, CT 06604                                      People's Bank, Bridgeport, CT.
 Age 82
 Paul Craig Roberts                 Director               Distinguished Fellow,  Cato Institute,  since
 505 S. Fairfax Street                                     1993; formerly, William E. Simon Professor of
 Alexandria, VA 22320                                      Political  Economy, Center  for Strategic and
 Age 56                                                    International Studies; Director, A.  Schulman
                                                           Inc. (plastics) since 1992.
 Charles Heebner                    Vice President         Director of Fixed Income with the Adviser.
 Age 59
 Robert E. Manning                  Vice President         Portfolio  Manager  with  the  Adviser  since
 Age 59                                                    1993; Vice  President,  Fixed  Income,  GAMCO
                                                           Investors,  Inc.  1992-1993;  Vice President,
                                                           Axe-Houghton Management, Inc., 1981-1992.
 David T. Henigson                  Vice President,        Compliance  Officer  and  since  1992,   Vice
 Age 38                             Secretary and          President  and Director  of the  Adviser. Di-
                                    Treasurer              rector and  Vice President  of the  Distribu-
                                                           tor.


--------------

* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").


Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.


    Directors and certain officers of the Fund are also directors/trustees and officers of other investment companies for which the Adviser acts as investment adviser.



    The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the twelve other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended August 31, 1995. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED AUGUST 31, 1995



                                                                                                    TOTAL
                                                                  PENSION OR       ESTIMATED    COMPENSATION
                                                                  RETIREMENT        ANNUAL        FROM FUND
                                                AGGREGATE          BENEFITS        BENEFITS       AND FUND
                                              COMPENSATION     ACCRUED AS PART       UPON          COMPLEX
NAME OF PERSONS                                 FROM FUND      OF FUND EXPENSES   RETIREMENT     (13 FUNDS)
-------------------------------------------  ---------------  ------------------  -----------  ---------------
Jean B. Buttner                                 $     -0-                N/A             N/A      $     -0-
John W. Chandler                                    2,740                N/A             N/A         35,620
Leo R. Futia                                        2,740                N/A             N/A         35,620
Charles E. Reed                                     2,740                N/A             N/A         35,620
Paul Craig Roberts                                  2,740                N/A             N/A         35,620



    As of October 31, 1995, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Guardian Insurance & Annuity Company, Inc., 201 Park Avenue South, New York, NY 10003, which owned 1,478,231 shares of record or approximately 6.7% and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 which owned 1,335,760 shares of record or approximately 6.0%. Certain officers and directors of the Fund as a group, the Adviser (and its Parent) and Union Trust Company as Trustee of the Value Line, Inc. Profit Sharing and Savings Plan owned an aggregate of 96,298 shares (0.4%).


                                  THE ADVISER
          (SEE ALSO "MANAGEMENT OF THE FUND" IN THE FUND'S PROSPECTUS)


    The Fund's investment adviser is Value Line, Inc. (the "Adviser"). The investment advisory agreement between the Fund and the Adviser dated August 10, 1988 provides for an advisory fee payable monthly at a rate equal to 1/2 of 1% of the Fund's average daily net assets during the year. During the fiscal years ended August 31, 1993, 1994 and 1995, the Fund paid or accrued advisory fees of $2,169,892, $2,113,587 and $1,414,604, respectively. In the computation of the advisory fee, the net amount of any tender fees received by Value Line Securities, Inc., the Fund's Distributor, from acting as tendering broker with respect to any portfolio securities of the Fund will be subtracted from the advisory fee. In addition, the Adviser shall reimburse the Fund for expenses (exclusive of interest, taxes, brokerage expenses and extraordinary expenses) which in any year exceed the limits prescribed by any state in which shares of the Fund are qualified for sale. The lowest percentage limitation to which the Fund is currently subject is 2 1/2% of the first $30 million of the average daily net assets, 2% of the next $70 million and 1 1/2% on any excess over $100 million.


    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.


    The Adviser acts as investment adviser to 15 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts with combined assets in excess of $4 billion.


    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest. The Adviser may from time to time, directly or through affiliates, enter into agreements to furnish for compensation special research or financial services to companies, including services in connection with acquisitions, mergers or financings. In the event that such agreements are in effect with respect to issuers of securities held in the portfolio of the Fund, specific reference to such agreements will be made in the "Schedule of Investments" in shareholder reports of the Fund. As of the date of this Statement of Additional Information no such agreements exist.

                             BROKERAGE ARRANGEMENTS
          (SEE ALSO "MANAGEMENT OF THE FUND" IN THE FUND'S PROSPECTUS)

    Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the years ended August 31, 1993, 1994 and 1995, the Fund paid brokerage commissions of $33,125, $9,131 and $22,972 respectively.


                             HOW TO PURCHASE SHARES
    (SEE ALSO "CALCULATION OF NET ASSET VALUE", "HOW TO PURCHASE SHARES" AND
                 "INVESTOR SERVICES" IN THE FUND'S PROSPECTUS)

    Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as under the Value Line Monthly Investment Plan and pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor"), pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation. The Distributor also serves as distributor to the other Value Line funds.


AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic Bank Check Program, through which monthly investments of $25 or more are automatically made into the shareholder's Value Line account. The Fund's Transfer Agent debits via automated clearing house a draft each month on the shareholder's checking account and invests the money in full and fractional shares. The purchase is confirmed directly to the shareholder (who will also receive debit information each month with his bank statement). The required form to enroll in this program is available upon request from the Distributor.


RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, Value Line Securities, Inc. will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Value Line Securities at 1-800-223-0818 during New York business hours.

                              HOW TO REDEEM SHARES
     (SEE ALSO "HOW TO REDEEM SHARES" AND "INVESTOR SERVICES" IN THE FUND'S
                                  PROSPECTUS)

    The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets;
(3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

    The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

    It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

                                     TAXES
      (SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES" IN THE FUND'S PROSPECTUS)


    The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).


    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.


    For Federal income-tax purposes, the Fund had a net capital-loss carryover at August 31, 1995, of approximately $40,236,000 that will expire in the year 2003. Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer losses of approximately $8,151,000. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.


    Distributions of investment income and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (net capital gains) are taxable to the shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and regardless of whether the distribution is received in cash or in additional shares of the Fund. The Fund does not anticipate that any distributions will be eligible for the dividends-received deduction for corporate shareholders. Upon request, the Fund will inform shareholders of the amounts of dividends which so qualify.

    A distribution by the Fund will result in reduction in the Fund's net asset value per share. Such a distribution is taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which will nevertheless be taxable to them. All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

    A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Under certain circumstances, a loss on the sale or redemption of shares held for six months or less may be treated as a long-term capital loss to the extent that the Fund has distributed long-term capital gain dividends on such shares. Moreover, a loss on sale or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold or redeemed.

    For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a 31% Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

    The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not
intended  to  be  a  complete  discussion  of  all  Federal  tax   consequences.
Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund.

                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

    The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                                 T =#ERV/P - 1
                                      n

               Where:  P     =     a hypothetical initial purchase order of
                                   $1,000
                       T     =     average annual total return
                       n     =     number of years
                       ERV   =     ending redeemable value of the
                                   hypothetical $1,000 purchase at the end
                                   of the period.

    Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

    As stated in the Prospectus, the Fund may also quote its current yield in advertisements and investor communications.

    The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

               Yield = 2     a - b             +1        6 -1
                            (    cd  )

               Where:  a     =     dividends and interest earned during the
                                   period (calculated as required by the
                                   Securities and Exchange Commission);
                       b     =     expenses accrued for the period (net of
                                   reimbursements);
                       c     =     the average daily number of shares
                                   outstanding during the period that were
                                   entitled to receive dividends;
                       d     =     the maximum offering price per share on
                                   the last day of the period.

    The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in advertising by the Fund.

    The Fund may also, from time to time, include a reference to its current quarterly or annual distribution rate in investor communications and sales literature preceded or accompanied by a Prospectus, reflecting the amounts actually distributed to shareholders which could include capital gains and other items of income not reflected in the Fund's yield, as well as interest and dividend income received by the Fund and distributed to shareholders (which is reflected in the Fund's yield).

    All calculations of the Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund has used the same assumptions that apply to its calculation of yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

    The Fund's current yield, distribution rate and total return may be compared to relevant indices, including U.S. domestic and international taxable bond indices and data from Lipper Analytical Services, Inc., or Standard & Poor's Indices.

    From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                             ADDITIONAL INFORMATION

EXPERTS

    The financial statements of the Fund and the financial highlights included in the Fund's Annual Report to Shareholders and incorporated by reference in this Statement of Additional Information have been so incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

CUSTODIAN

    The Fund employs State Street Bank and Trust Company, Boston, MA as custodian for the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                              FINANCIAL STATEMENTS


    The Fund's financial statements for the year ended August 31, 1995, including the financial highlights for each of the five fiscal years in the period ended August 31, 1995, appearing in the 1995 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.



    The Fund's 1995 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

    a.  Financial Statements
       Included in Part A of this Registration Statement:

        Financial Highlights for each of the ten years in the period ended August 31, 1995


        Included in Part B of this Registration Statement:*

        Schedule of Investments as of August 31, 1995


        Statement of Assets and Liabilities at August 31, 1995


        Statement of Operations for the year ended August 31, 1995


        Statement of Changes in Net Assets for the years ended August 31, 1995 and August 31, 1994

        Notes to Financial Statements

        Financial Highlights for each of the five years in the period ended August 31, 1995

        Report of Independent Accountants

        Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.
---------

    * Incorporated by reference from the Annual Report to Shareholders for the year ended
      August 31, 1995.


    b.  Exhibits

        16. Calculation of Performance Data--Exhibit 1

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


    As of September 30, 1995, there were 12,565 record holders of the Registrant's Capital Stock ($1.00 par value).


ITEM 27.  INDEMNIFICATION.

    Incorporated by reference from Post-effective Amendment No. 11 (filed with the Commission December 22, 1987).

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 29.


                                     POSITION WITH
           NAME                       THE ADVISER                              OTHER EMPLOYMENT
--------------------------  --------------------------------  ---------------------------------------------------
Jean Bernhard Buttner       Chairman of the Board, President  Chairman  of the Board  and Chief Executive Officer
                            and Chief Executive Officer       of Arnold Bernhard & Co., Inc. and Chairman of  the
                                                              Value Line Funds and the Distributor

Samuel Eisenstadt           Senior Vice President and         ---------------------------------------------
                            Director

David T. Henigson           Vice President, Treasurer and     Vice  President and a Director of Arnold Bernhard &
                            Director                          Co., Inc. and the Distributor

Howard A. Brecher           Secretary and Director            Secretary and Treasurer of  Arnold Bernhard &  Co.,
                                                              Inc.

Harold Bernard, Jr.         Director                          Administrative Law Judge

William S. Kanaga           Director                          Retired  Chairman  of  Arthur  Young  (now  Ernst &
                                                              Young)

W. Scott Thomas             Director                          Partner, Brobeck, Phleger & Harrison, attorneys


ITEM 29.  PRINCIPAL UNDERWRITERS.


    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; The Value Line Income Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Intermediate Bond Fund, Inc.; Value Line Small-Cap Growth Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.


    (b)


                                  (2)
                              POSITION AND             (3)
           (1)                  OFFICES            POSITION AND
   NAME AND PRINCIPAL       WITH VALUE LINE        OFFICES WITH
    BUSINESS ADDRESS        SECURITIES, INC.        REGISTRANT
-------------------------  ------------------  --------------------
Jean Bernhard Buttner      Chairman of the     Chairman of the
                           Board               Board and President
David T. Henigson          Vice President,     Vice President,
                           Secretary,          Secretary and
                           Treasurer and       Treasurer
                           Director
Stephen LaRosa             Asst. Vice          Asst. Treasurer
                           President


        The business address of each of the officers and directors is 220 East 42nd Street, NY 10017-5891.

    (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Value Line, Inc.
        220 East 42nd Street
        New York, NY 10017
        For records pursuant to:
        Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
        Rule 31a-1(f)

State Street Bank and Trust Company
        c/o NFDS
        P.O. Box 419729
        Kansas City, MO 64141
        For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company
        225 Franklin Street
        Boston, MA 02110
        For all other records

ITEM 31.  MANAGEMENT SERVICES.

    None.

ITEM 32.  UNDERTAKINGS.

    Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                 --------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 19 to the registration statement on Form N-1A (the "Registration Statement") of our report dated October 23, 1995, relating to the financial statements and financial highlights appearing in the August 31, 1995 Annual Report to Shareholders of Value Line U.S. Government Securities Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Additional Information" and "Financial Statements" in the Statement of Additional Information.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
December 12, 1995

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 12th day of December, 1995.


                                          VALUE LINE U.S. GOVERNMENT
                                          SECURITIES FUND, INC.

                                          By:     /s/ DAVID T. HENIGSON
                                             ...................................

                                             DAVID T. HENIGSON, VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                             SIGNATURES                                  TITLE                         DATE
           ----------------------------------------------  ---------------------------------  -----------------------

                          *JEAN B. BUTTNER                 Chairman and Director; President;        December 12, 1995
                         (JEAN B. BUTTNER)                   Principal Executive Officer

                         *JOHN W. CHANDLER                 Director                                 December 12, 1995
                         (JOHN W. CHANDLER)

                           *LEO R. FUTIA                   Director                                 December 12, 1995
                           (LEO R. FUTIA)

                          *CHARLES E. REED                 Director                                 December 12, 1995
                         (CHARLES E. REED)

                        *PAUL CRAIG ROBERTS                Director                                 December 12, 1995
                        (PAUL CRAIG ROBERTS)

                       /s/ DAVID T. HENIGSON               Treasurer; Principal Financial           December 12, 1995
           ..............................................    and Accounting Officer
                        (DAVID T. HENIGSON)


By        /s/ DAVID T. HENIGSON
  ....................................

          (DAVID T. HENIGSON,
           ATTORNEY-IN-FACT)